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Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 (File No. 811-8108) of our report dated March 28, 2008 relating to the financial statements and financial statement schedules, which appear in Protective Life Insurance Company's Annual Report on Form 10-K for the year ended December 31, 2007. We also consent to the incorporation by reference in this Registration Statement on Form N-4 of our report dated April 24, 2008, relating to the financial statements of The Protective Variable Annuity Separate Account.

PricewaterhouseCoopers LLP
Birmingham, Alabama
November 25, 2008

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM